Exhibit 10.1 BOARD REPRESENTATIVE AGREEMENT This Board Representative Agreement (this “Agreement”) is made and entered into as of May 5, 2026, by and among Texas Pacific Land Corporation (the “Company”) and Horizon Kinetics Holding Corporation (“Horizon Kinetics”) and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics and collectively with their respective Affiliates, including the HK Funds (as defined below), “Horizon”). The Company and Horizon are each herein referred to as a “party” and collectively as the “parties.” For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows: 1. The Board of Directors of the Company (the “Board”) shall take all actions necessary to nominate the HK Designee (as defined below) subject to the approval of the Company’s Nominating and Corporate Governance Committee (the “N&CG Committee”), for election at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The Board shall recommend, support and solicit proxies for the election of the HK Designee at the 2026 Annual Meeting. 2. a. For as long as the HK Designee serves on the Board and through the completion of the next Stockholders Meeting (as defined below), without the prior written consent of the Company, Horizon and the HK Designee shall not, nor shall they permit any of their Representatives to, make any public or private statement that undermines, disparages or otherwise reflects detrimentally on (i) the Company, (ii) the Company’s current or former directors, officers or employees in their capacity as such or the current or former directors, officers or employees of the Company’s subsidiaries in their capacity as such, (iii) the Company’s subsidiaries, or (iv) the business of the Company or its subsidiaries. b. For as long as the HK Designee serves on the Board and through the completion of the next Stockholders Meeting, without the prior written consent of Horizon or the HK Designee, as the case may be, the Company shall not, nor shall it permit any of its Representatives to, make any public or private statement that undermines, disparages or otherwise reflects detrimentally on (i) the HK Designee (ii) Horizon’s current or former directors, officers or employees in their capacity as such or the current or former directors, officers or employees of Horizon’s subsidiaries in their capacity as such, (iii) Horizon’s subsidiaries, other than those that might be Competitors, (iv) the business of Horizon or its subsidiaries, other than those that might be Competitors. 3. As long as the HK Designee serves on the Board and through the completion of the next Stockholders Meeting, without the prior written consent of the Company, neither Horizon nor the HK Designee shall, and shall cause its respective Affiliates and controlled Associates not to, directly or indirectly:

2 a. (i) nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which directors are to be elected; (ii) initiate, encourage or participate in any solicitation of proxies in respect of any election contest or removal contest with respect to directors; (iii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) initiate, encourage or participate in any solicitation of proxies in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; or (v) initiate, encourage or participate in any “withhold” or similar campaign with respect to any Stockholder Meeting; or b. make any (i) public or private (other than to the Board) proposal with respect to or (ii) seek to encourage, advise or assist any person in so encouraging or advising with respect to, in each case: (A) any change in the number or term of directors serving on the Board or the filling of any vacancies on the Board, (B) any change in the capitalization, dividend or share repurchase policy of the Company, (C) any other change in the Company’s business, operations, strategy, management, governance, corporate structure, or other affairs or policies, (D) any Extraordinary Transaction, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act. Notwithstanding the foregoing, nothing herein shall prohibit (i) the HK Designee from suggesting or proposing any action whatsoever in any meeting of the Board or (ii) the HK Designee from disclosing his or Horizon’s vote as stockholders with respect to any Stockholder Meeting. 4. a. No later than two Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement. The Company shall provide Horizon and its Representatives with a reasonable opportunity to review and comment on the Form 8-K prior to it being filed with the SEC and consider in good faith any comments of Horizon and its Representatives. b. No later than two Business Days following the date of this Agreement, Horizon shall file with the SEC amendments to its Schedule 13D filing, in compliance with Section 13 of the Exchange Act, reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and including the terms of this Agreement and including this Agreement as an exhibit thereto (the “Schedule 13D Amendment”). The Schedule 13D Amendment shall be consistent with the terms of this Agreement. Horizon shall provide the Company and its Representatives with a reasonable opportunity to review the Schedule 13D

3 Amendment prior to being filed with the SEC and consider in good faith any comments of the Company and its Representatives. 5. Each party shall be responsible for its own costs and expenses in connection with the negotiation and execution of this Agreement. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party. 6. The parties and the HK Designee agree that the Board or any committee thereof, in the exercise of its fiduciary duties, shall have the right to exclude the HK Designee from any portion of a Board or committee meeting, and restrict the access of the HK Designee to information of the Company (with the HK Designee not voting on such determination), to the extent such meeting or information relates to any matter, discussion, or information that involves or concerns (i) this Agreement or (ii) a Competitor (as defined below) of the Company, including any actual or potential transaction, business relationship, strategic initiative, or competitive analysis involving such Competitor, and the HK Designee shall not participate in any deliberations or vote on any resolutions with respect to any such Competitor-related matter. Horizon will cause the HK Designee to be excluded from, and not participate in any investment or trading decisions involving, the Company or any Competitor about which the HK Designee has received material nonpublic information. The HK Designee acknowledges and agrees that: (a) consistent with his fiduciary duties as a director of the Company, he is obligated to consider in good faith, to the same extent as any other director of the Company, recusal from any Board or committee meeting in the event there is any other actual or potential conflict of interest between the HK Designee or Horizon, on the one hand, and the Company, on the other hand; and (b) the Board shall have the right to restrict the access of the HK Designee to information of the Company to the same extent it would for any other director of the Company, in accordance with applicable law. 7. As used in this Agreement: i. the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act (as defined below) and shall include all persons or entities that are or become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, that the term “Associate” shall refer only to Associates controlled by the Company or Horizon and the HK Designee as applicable; provided, further that, for purposes of this Agreement, Horizon and the HK Designee shall not be Affiliates or Associates of the Company, and the Company shall not be an Affiliate or Associate of Horizon and the HK Designee; ii. the terms “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder; provided, that the meaning

4 of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-1(l)(2)(iv) and 14a-2 under the Exchange Act; iii. the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of Delaware are authorized or obligated to be closed by applicable law; iv. the term “Competitor” means any entity or enterprise operating within the United States (including any division, group or franchise of a larger organization) that (i) Horizon has invested in, or is considering an investment in, and (ii) engages in a business in which the Company or any of its subsidiaries engaged at any time during the two year period immediately preceding the date hereof or engages or proposes to engage during the HK Designee’s term as a director; v. the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; vi. the term “Extraordinary Transaction” means any tender offer, exchange offer, share exchange, merger, consolidation, acquisition, business combination, sale, recapitalization, restructuring, or other matters involving a corporate transaction that require a stockholder vote; vii. the term “HK Designee” means Peter Doyle or upon his death, resignation, removal from the Board, or decision not to seek reelection to the Board such other person as has been proposed by Horizon and who has been (i) recommended to fill such vacancy by the N&CG Committee and the Board in their sole discretion and (ii) duly elected or appointed as a director; viii. the term “HK Funds” means any mutual fund, exchange traded product or other investment vehicle that is advised by Horizon Kinetics Asset Management LLC or any of its Affiliates; ix. the term “Representatives” means (A) a person’s Affiliates and Associates and (B) its and their respective trustees, directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with, or at the direction of, such person or its Affiliates or Associates; x. the term “SEC” means the U.S. Securities and Exchange Commission; xi. the term “Stockholder Meeting” means each annual or special meeting, or any action by written consent in lieu thereof, of stockholders of the Company and any adjournment, postponement, rescheduling or continuation thereof; and

5 xii. the term “Termination Date” means the date on which the N&CG Committee or the Board does not recommend for nomination or nominate, respectively, the HK Designee as a director each within its sole discretion. 8. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (c) one Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (d) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt: If to the Company: Texas Pacific Land Corporation 2699 Howell Street, Suite 800 Dallas, TX 75204 Attn: Micheal Dobbs Email: mdobbs@texaspacific.com If to Horizon: Horizon Kinetics LLC 470 Park Avenue South New York, NY 10016 Attn: Jay Kesslen Email: jkesslen@horizonkinetics.com 9. This Agreement, and any disputes arising out of or related to the Agreement (whether for breach of contract, tortious conduct or otherwise) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of laws principles that would require the application of laws of another jurisdiction. The parties agree that exclusive jurisdiction and venue for any legal proceeding arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the federal courts of the United States, the federal courts of the United States sitting in the State of Delaware. Each party waives any objection it may now or hereafter have to the laying of venue of any such legal proceeding and irrevocably submits to personal jurisdiction in any such court in any legal proceeding and hereby further irrevocably and unconditionally waives and agrees not to please or claim in any court that any such legal proceeding brought in any such court has been brought in any inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

6 10. Each party to this Agreement acknowledges and agrees that each of the other parties would be irreparably injured by an actual breach of this Agreement by another party or its Representatives and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if another party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party. 11. This Agreement may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, by Docusign, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature. 12. No party to this Agreement may assign its rights or delegate its obligations hereunder without the prior written consent of the other party. Any such attempted assignment shall be null and void ab initio. [Signature Pages Follow]

Exhibit 10.1 IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written. TEXAS PACIFIC LAND CORPORATION By: /s/ Micheal W. Dobbs Name: Micheal W. Dobbs Title: Senior Vice President, Secretary and General Counsel Horizon Kinetics Holding Corporation By: /s/ Peter Doyle Name: Peter Doyle Title: Co-Chief Executive Officer Horizon Kinetics Asset Management LLC By: /s/ Peter Doyle Name: Peter Doyle Title: Co-Chief Executive Officer Agreed and acknowledged: /s/ Peter Doyle Peter Doyle